UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   August 23, 2016

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EL CAPITAN PRECIOUS METALS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-56262	88-0482413
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

5871 Honeysuckle Road Prescott, AZ	86305-3764
(Address of Principal Executive Offices)	(Zip Code)

(928) 515-1942

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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Item 7.01	Regulation FD Disclosure.

On August 23, 2016, El Capitan Precious Metals, Inc., a corporation that files reports with the SEC pursuant to Section 15(d) of the Securities Act of 1933, as amended (the “Company”), mailed proxy materials for its annual meeting of stockholders (the “Annual Meeting”). The Annual Meeting is scheduled to be held at The Inn of the Mountain Gods Resort and Casino, 287 Carrizo Canyon Road, Mescalero, New Mexico 88340, on Wednesday, September 28, 2016, at 10:00 a.m. local New Mexico time. At the Annual Meeting, stockholders are being asked to consider and take action upon (i) the election of five directors, (2) the ratification of the appointment of MaloneBailey, LLP as the independent registered public accounting firm of the Company for fiscal 2016, (iii) the approval of an amendment to the Company’s Articles of Incorporation that would increase the number of authorized shares of the Company’s common stock from 400,000,000 to 500,000,000 shares; and (iv) the transaction of any other business as may properly come before the Annual Meeting or any adjournments thereof. Stockholders of record of the Company on August 17, 2016 will be entitled to notice of and vote at the Annual Meeting and any adjournments or postponements thereof. The Notice of Annual Meeting of Stockholders and the Proxy Statement are furnished as Exhibit 99.1 to this report.

Also on August 23, 2016, the Company issued a press release including the substance of the Chairman’s letter to stockholders that accompanied the Notice of Annual Meeting of Stockholders and the Proxy Statement. The press release is furnished as Exhibit 99.2 to this report.

This information, including the information contained in the Notice of Annual Meeting of Stockholders and Proxy Statement and the press release furnished as Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of the Company’s filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Notice of Annual Meeting of Stockholders and Proxy Statement
99.2	Press Release dated August 23, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL CAPITAN PRECIOUS METALS, INC.

Date: August 26, 2016	By:	/s/ Stephen J. Antol
Name: Stephen J. Antol
Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice of Annual Meeting of Stockholders and Proxy Statement
99.2	Press Release dated August 23, 2016

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